SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: NOVEMBER 5, 2002


                                 ECHAPMAN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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
            Maryland                                    0-28123                                  52-2184621
----------------------------------             ---------------------------             -------------------------------
 (STATE OR OTHER JURISDICTION OF                 (COMMISSION FILE NO.)                  (IRS EMPLOYER IDENTIFICATION
 INCORPORATION OR ORGANIZATION)                                                                   NUMBER)
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                        401 East Pratt Street, 28th Floor
                               Baltimore, MD 21202
                                 (410) 625-9656
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                      -----------------------------------

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ITEM 5.  OTHER EVENTS.

         On November 5, 2002, eChapman, Inc. ("eChapman" or the "Company") issued a press release announcing the appointment of Lynn Ballard as acting Chief Financial Officer. Steve Clarke, acting Chief Financial Officer has resigned as of October 24,2002. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

         Exhibit No.                      Description

                 99 Press Release, dated November 5, 2002, entitled "eChapman, Inc. Announces Appointment of acting Chief Financial Officer."
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ECHAPMAN, INC.


Date:    November 5, 2002             By: /s/ Nathan A. Chapman
                                          --------------------------------------
                                              Nathan A. Chapman, President



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                                  EXHIBIT INDEX
                                  -------------

         Exhibit No.                      Description

         99 Press Release, dated November 5, 2002, entitled "eChapman, Inc. Announces Appointment of acting Chief Financial Officer."